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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of Earliest Event Reported): JULY 19, 2005

                            SMITH-MIDLAND CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                  1-13752           54-1727060
(State or Other Jurisdiction     (Commission        (I.R.S. Employer
 of Incorporation)                File Number)       Identification Number)



         5119 CATLETT ROAD, PO BOX 300
         MIDLAND, VIRGINIA                                              22728
         (Address of Principal Executive Offices)                     (Zip Code)

                                 (504) 439-3266
              (Registrant's telephone number, including area code)

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         Check the  appropriate  box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17CFR 240.14d-2(b)

[]   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17CFR 240.13e-4(c))

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ITEM 7.01    REGULATION FD DISCLOSURE

            While we expect fluctuations in our upcoming quarter-to-quarter profits, our mid and long term outlook is especially promising. Currently, we have our largest production backlog ever and high demand for our patented proprietary products has resulted in less competition and higher selling prices. With the improved economic conditions and our larger than normal backlog, our mid and long term profitability should also trend upward.

            Additionally, the Company's unaudited production backlog as of July 8, 2005 was approximately $10,100,000 compared to $5,600,000 at the same time in 2004.

            The information contained in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

            This Report contains forward-looking statements, which involve risks and uncertainties. Our actual results may differ significantly from the results discussed in the forward-looking statements. Factors which might cause such a difference include, but are not limited to, product demand, the impact of competitive products and pricing, capacity and supply constraints or difficulties, general business and economic conditions, the effect of our accounting policies and other risks detailed in our Annual Report on Form 10-KSB and other filings with the Securities and Exchange Commission.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 19, 2005

                                     Smith-Midland Corporation

                                     /s/ Rodney I. Smith
                                     -------------------
                                     Rodney I. Smith
                                     Chairman of the Board,
                                     Chief Executive Officer
                                     and President

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